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                                                                   EXHIBIT 10.16




                 FIRST AMENDMENT TO FURTHER AMENDED AND RESTATED
                           REVOLVING CREDIT AGREEMENT


                          Dated as of December 31, 1996


                                      Among

                             ASPEN TECHNOLOGY, INC.,
                    PROCESS MODELING INVESTMENT CORPORATION,
                            INDUSTRIAL SYSTEMS, INC.
                               and ASPENTECH, INC.
                                as the Borrowers

                           THE LENDERS PARTIES HERETO,

                                       and

                               FLEET NATIONAL BANK
                               as Agent and Lender




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                       FIRST AMENDMENT TO FURTHER AMENDED
                     AND RESTATED REVOLVING CREDIT AGREEMENT


         This FIRST AMENDMENT TO FURTHER AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT (the "Agreement") is entered into as of December __, 1996 among Aspen Technology, Inc., a Massachusetts corporation ("Aspen"), Process Modeling Investment Corporation, a Delaware corporation ("PMIC"), Industrial Systems, Inc., a Washington corporation ("ISI"), and AspenTech, Inc., a Texas corporation (formerly known as Setpoint, Inc.) ("AspenTech", and collectively with Aspen, PMIC and ISI, the "Borrowers"), and Fleet National Bank, formerly known as Fleet National Bank of Connecticut, successor by merger to Fleet Bank of Massachusetts, N.A., a national banking association (the "Agent"), as Agent for the Lenders from time to time parties hereto.

                                    Recitals

         WHEREAS, Aspen, PMIC and the Agent are parties to a Revolving Credit Agreement dated as of January 28, 1993, as amended by a First Amendment to Revolving Credit Agreement dated September 30, 1993, and a Second Amendment to Revolving Credit Agreement dated September 7, 1994; and

         WHEREAS, Aspen, PMIC, Dynamic Matrix Control Corporation, a Texas corporation ("DMC"), ISI and the Agent are parties to an Amended and Restated Revolving Credit Agreement dated as of February 6, 1996; and

         WHEREAS, Aspen acquired all of the outstanding capital stock of Setpoint, Inc., a Texas corporation ("Setpoint") subsequent to February 6, 1996; and

         WHEREAS, Aspen, PMIC, DMC, ISI, Setpoint and the Agent are parties to a Further Amended and Restated Revolving Credit Agreement dated as of February 15, 1996 (the "Further Amended and Restated Revolving Credit Agreement"); and

         WHEREAS, as security for their respective obligations, the Borrowers have previously granted various security interests and other collateral to the Agent pursuant to (i) Security Agreements between each of the Borrowers and the Agent, (ii) Stock Pledge Agreements between certain of the Borrowers and the Agent, (iii) Software Escrow Agreements and an Amended Software Escrow Agreement between each of the Borrowers and the Agent, (iv) Collateral Assignment of License Agreement between Aspen and the Agent, (v) Assignments of Trademarks between certain of the Borrowers and the Agent, (vi) Assignments of Patents between certain of the Borrowers and the Agent, (vii) Patent Conditional Assignments and Security Agreements between each of the Borrowers and the Agent and (viii) certain UCC financing statements between each of the Borrowers and the Agent (collectively the "Security Documents", and the collateral granted to the Agent thereunder being hereinafter referred to as the "Collateral"); and

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         WHEREAS, effective October 2, 1996 DMC was merged with and into
Setpoint with Setpoint as the surviving corporation and the name of the surviving corporation was changed to AspenTech, Inc.; and

         WHEREAS, the Borrowers have requested the Agent to release its interests in the Collateral, and

         WHEREAS, the Agent is willing, on the terms and subject to the conditions set forth herein, to do so.

         NOW, THEREFORE, subject to the satisfaction of the conditions to effectiveness specified in Section 5, the Borrowers and the Agent hereby amend the Further Amended and Restated Revolving Credit Agreement as follows:

         Section 1. Definitions. Section 1.1 of the Further Amended and Restated Revolving Credit Agreement is hereby amended as follows:

                  (a) The definitions of "Applicable LIBOR Rate Margin" and "Applicable Prime Rate Margin" are hereby deleted in their entirety.

                  (b) The definitions of "Applicable LIBOR Rate" and "Applicable Prime Rate" are hereby deleted in their entirety and new definitions substituted therefor as follows:

                           "Applicable LIBOR Rate" shall mean the sum of (i) the LIBOR Rate (as defined below) as in effect from time to time plus (ii) one and one-half percent (1.5%).

                           "Applicable Prime Rate" shall mean the Prime Rate (as defined below) as in effect time to time.

         Section 2. Amendment to Covenant and Borrowing Base Certificate.

                  (a) Section 8.4 of the Further Amended and Restated Revolving Credit Agreement is hereby amended by deleting the ratio "1.00:1.00," and substituting therefor the ratio "1.25:1.00"

                  (b) The Borrowing Base Certificate shall be amended to reflect the change in the Consolidated Quick Ratio indicated in Section 2(a) of this Agreement.

         Section 3. Fee Change. Section 2.7 of the Further Amended and Restated Revolving Credit Agreement is hereby deleted in its entirety and a new Section
2.7 is substituted therefor as follows:


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         "The Borrowers shall pay to the Agent, for the accounts of the Lenders in accordance with their respective Commitment Percentages, a commitment fee (the "Revolving Commitment Fee") equal to $50,000 per year. The Revolving Commitment Fee shall be payable quarterly in arrears on the last day of each March, June, September and December, commencing March 31, 1996, for the quarter then ended. For purposes hereof, the Maximum Revolving Credit Amount shall not be deemed to be reduced should the Borrowing Base be less than $30,000,000."

         Section 4. Representations and Warranties; No Default. The Borrowers hereby confirms to the Agent the representations and warranties of the Borrowers set forth in Article 6 of the Further Amended and Restated Revolving Credit Agreement (as amended hereby) as of the date hereof, as if set forth herein in full. The Borrowers hereby certify that no Default exists under the Further Amended and Restated Revolving Credit Agreement.

         Section 5. Conditions to Effectiveness. This First Amendment to Further Amended and Restated Revolving Credit Agreement shall become effective as of December __ , 1996 upon execution hereof by the Burrowers and the Agent and satisfaction of the following conditions:

                  (a) Collateral Release Agreement. The Agent and the Borrowers shall execute a Collateral Release Agreement of even date herewith releasing the Agent's interest in the Borrowers' Collateral, in form and substance satisfactory to the Agent and its counsel.

                  (b) Execution of Note; Cancellation of Existing Note. The Borrowers shall execute and deliver to the Agent an Amended and Restated Revolving Credit Note reflecting AspenTech as a borrower thereunder. Upon receipt of the Amended and Restated Revolving Credit Note, the Agent will return the current Amended and Restated Revolving Credit Note dated February 6, 1996 to the Borrowers.

         Section 6. Miscellaneous. The Borrowers agree to pay on demand all the Agent's reasonable expenses in preparing, executing and delivering this First Amendment to Further Amended and Restated Revolving Credit Agreement, and all related instruments and documents, including, without limitation, the reasonable fees and out-of-pocket expenses of the Agent's special counsel, Goodwin, Procter & Hoar LLP. This First Amendment to Further Amended and Restated Revolving Credit Agreement shall be a Bank Agreement and shall be governed by and construed and enforced under the laws of The Commonwealth of Massachusetts.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]


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         IN WITNESS WHEREOF, the Borrower and the Agent have caused this First
Amendment to Further Amended and Restated Revolving Credit Agreement to be executed by their duly authorized officers as of the date first set forth above.

                                   ASPEN TECHNOLOGY, INC.

                                   By: /s/ LAWRENCE B. EVANS
                                       -----------------------------------------
                                       Name: Lawrence B. Evans
                                       Title: Chairman & Chief Executive Officer


                                   PROCESS MODELING INVESTMENT


                                   By: /s/ LAWRENCE B. EVANS
                                       -----------------------------------------
                                       Name: Lawrence B. Evans
                                       Title: Chairman & Chief Executive Officer


                                   INDUSTRIAL SYSTEMS, INC.


                                   By: /s/ LAWRENCE B. EVANS
                                       -----------------------------------------
                                       Name: Lawrence B. Evans
                                       Title: Chairman & Chief Executive Officer


                                   ASPENTECH, INC.


                                   By: /s/ LAWRENCE B. EVANS
                                       -----------------------------------------
                                       Name: Lawrence B. Evans
                                       Title: Chairman & Chief Executive Officer


                                   FLEET NATIONAL BANK


                                   By: /s/ THOMAS W. DAVIES
                                       -----------------------------------------
                                       Name: Thomas W. Davies
                                       Title: VP




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                          COLLATERAL RELEASE AGREEMENT

         This Agreement is made as of December 31, 1996 among Aspen Technology, Inc., a Massachusetts corporation ("Aspen"), Process Modeling Investment Corporation, a Delaware corporation ("PMIC"), Industrial Systems, Inc., a Washington corporation ("ISI"), and AspenTech, Inc., a Texas corporation (formerly known as Setpoint, Inc.) ("AspenTech", and collectively with Aspen, PMIC and ISI, the "Debtors"), and Fleet National Bank, formerly known as Fleet National Bank of Connecticut, successor by merger to Fleet Bank of Massachusetts, N.A. a national banking association (the "Bank").

                                    RECITALS

         WHEREAS, Aspen, PMIC and the Bank are parties to a Revolving Credit Agreement dated as of January 28, 1993, as amended by a First Amendment to Revolving CreditAgreement dated September 30, 1993, and a Second Amendment to Revolving Credit Agreement dated September 7, 1994; and

         WHEREAS, Aspen, PMIC, Dynamic Matrix Control Corporation, a Texas corporation ("DMC"), ISI and the Bank are parties to an Amended and Restated Revolving Credit Agreement dated as of February 6, 1996; and

         WHEREAS, Aspen acquired all of the outstanding capital stock of Setpoint, Inc., a Texas corporation ("Setpoint"), subsequent to February 6, 1996; and

         WHEREAS, Aspen, PMIC, DMC, ISI, Setpoint and the Bank are parties to a Further Amended and Restated Revolving Credit Agreement dated as of February 15, 1996 (the "Further Amended and Restated Revolving Credit Agreement"); and

         WHEREAS, as security for their respective obligations, the Debtors have previously granted various security interests and other collateral to the Bank pursuant to (i) Security Agreements between each of the Debtors and the Bank,
(ii) Stock Pledge Agreements between certain of the Debtors and the Bank, (iii) Software Escrow Agreements and an Amended Software Escrow Agreement between each of the Debtors and the Bank, (iv) Collateral Assignment of License Agreement between Aspen and the Bank, (v) Assignments of Trademarks between certain of the Debtors and the Bank, (vi) Assignments of Patents between certain of the Debtors and the Bank, (vii) Patent Conditional Assignments and Security Agreements between each of the Debtors and the Bank and (viii) certain UCC financing statements between each of the Debtors and the Bank (collectively the "Security Documents", and the collateral granted to the Bank thereunder being hereinafter referred to as the "Collateral"); and

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         WHEREAS, effective October 2, 1996, DMC was merged with and into
Setpoint with Setpoint as the surviving corporation and the name of the surviving corporation was changed to AspenTech, Inc.; and

         WHEREAS, the Debtors have requested the Bank, to release its interests in the Collateral; and

         WHEREAS, the Bank is willing, on the terms and subject to the conditions set forth herein, to do so.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

         1. Release of Collateral. Upon the effectiveness of this Agreement pursuant to the terms of Section 3 hereof, the Bank releases and terminates all of its rights and interests in and to the Collateral. The Bank agrees to cooperate with the Debtors in executing such terminations of financing statements, such assignments of patents and trademarks and such other documents as the Debtors may reasonably request to fully effectuate the release of Collateral contemplated by the preceding sentence. The Debtors shall pay and be responsible for all filing fees, costs and expenses (including the fees of counsel to the Bank) incurred in connection with such release of Collateral.

         2. Release of Bank. The Debtors hereby release the Bank from, and agree to indemnify the Bank with regard to, any and all liabilities and claims any of the Debtors or other parties may now or in the future have (whether known or unknown) as a result of or arising in connection with the Bank's possession or control of, or security interest in, the Collateral or its conduct, action or inaction in connection therewith.

         3. Conditions. This Agreement shall become effective only upon delivery by the Debtors to the Bank of all documentation requested by counsel to the Bank in connection with the First Amendment to Further Amended and Restated Revolving Credit Agreement of even date herewith (the "Amendment").

         4. Miscellaneous. All other documents executed in connection with the Further Amended and Restated Revolving Credit Agreement are hereby ratified and confirmed as remaining in full force and effect and binding on the parties thereto in accordance with their respective terms except as such documents may be amended by the Amendment.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]


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         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                   ASPEN TECHNOLOGY, INC.


                                   By: /s/ LAWRENCE B. EVANS
                                       -----------------------------------------
                                       Name:  Lawrence B. Evans
                                       Title: Chairman & Chief Executive Officer

                                   PROCESS MODELING INVESTMENT
                                   CORPORATION


                                   By: /s/ LAWRENCE B. EVANS
                                       -----------------------------------------
                                       Name:  Lawrence B. Evans
                                       Title: Chairman & Chief Executive Officer

                                   INDUSTRIAL SYSTEMS, INC.


                                   By: /s/ LAWRENCE B. EVANS
                                       -----------------------------------------
                                       Name:  Lawrence B. Evans
                                       Title: Chairman & Chief Executive Officer

                                   ASPENTECH, INC.


                                   By: /s/ LAWRENCE B. EVANS
                                       -----------------------------------------
                                       Name:  Lawrence B. Evans
                                       Title: Chairman & Chief Executive Officer

                                   FLEET NATIONAL BANK


                                   By: /s/ THOMAS W. DAVIES
                                       -----------------------------------------
                                       Name:  Thomas W. Davies
                                       Title: VP


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